UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2018

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	N/A
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2018, Seagate Technology plc (the “Company” or “Seagate”) issued a press release reporting its financial results for the fiscal first quarter September 28, 2018. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 2.02 and the exhibit hereto are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section.

Item 7.01	Regulation FD Disclosure.

The Company also announced that its Board of Directors (“Board”) has approved a quarterly cash dividend of $0.63 per share. The dividend of $0.63 per share was declared by the Board on November 2, 2018 and is payable on January 2, 2019 to shareholders of record at the close of business on December 19, 2018.

Seagate has issued a Supplemental Financial Information document. The Supplemental Financial Information is available on Seagate’s Investors website at www.seagate.com/investors. Seagate management will hold a public webcast today at 6:00 a.m. Pacific Time that can be accessed on its Investor Relations website at www.seagate.com/investors. During today’s webcast, the Company will provide an outlook for its fiscal second quarter of 2019 including key underlying assumptions. A replay will be available on Seagate’s Investor Relations website at www.seagate.com/investors shortly following the conclusion of the event. Investors and others should note that the Company routinely uses the Investors section of its corporate website to announce material information to investors and the marketplace. While not all of the information that the Company posts on its corporate website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in the Company to review the information that it shares on www.seagate.com.

The information in this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated November 2, 2018, of Seagate Technology plc entitled “Seagate Technology Reports Fiscal First Quarter 2019 Financial Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ Kathryn R. Scolnick
Name:	Kathryn R. Scolnick
Title:	Interim Chief Financial Officer and Senior Vice President of Finance, Corporate Communications and Treasury

Date: November 2, 2018